UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007 (August 13, 2007)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 3350
New York, New York 10271

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 13, 2007, ACI Worldwide, Inc., a Delaware corporation formerly known as Transaction Systems Architects, Inc. (the “Company”), received an additional written Staff Determination notice from the NASDAQ Stock Market (“NASDAQ”) stating that the Company is not in compliance with NASDAQ’s Marketplace Rule 4310(c)(14) because it did not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2007. The regulatory filing date for that Form 10-Q was August 9, 2007. The Company received similar letters in January 2007, February 2007 and May 2007 relating to the filing of its Form 10-K for the fiscal year ended September 30, 2006 and its Form 10-Qs for the fiscal quarters ended December 31, 2006 and March 31, 2007. In response to the letters received in January 2007 and February 2007, the Company requested and was granted a hearing before the NASDAQ Listing Qualifications Panel, which took place on February 22, 2007. On April 13, 2007, the Company received a written notification from the Staff of NASDAQ stating that the NASDAQ Listing Qualifications Panel granted the request of the Company for continued listing on NASDAQ Global Select Market, subject to the condition that the Company file its Form 10-K for the fiscal year ended September 30, 2006, and its Form 10-Q for the quarter ended December 31, 2006, and all required restatements, by July 2, 2007.

The Company filed its Annual Report on Form 10-K for the fiscal year ended September 30, 2006 on May 11, 2007 and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006 on June 29, 2007. On July 20, 2007, the NASDAQ Listing Qualifications Panel determined that the Company complied with the terms of the Panel’s decision dated April 13, 2007 and further, granted its request for continued listing on the NASDAQ Global Select Stock Market subject to the condition that the Company file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 by August 8, 2007. The Company filed its Form 10-Q for the quarter ended March 31, 2007 on August 10, 2007 and therefore, the Company did not meet the August 8, 2007 deadline. Although the Company informed NASDAQ of the delay, the Company cannot assure that NASDAQ will not take any action against it as a result of this delay, or that NASDAQ will not impose additional conditions on the Company’s continued listing, such as requiring the Company to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 by a specified deadline. The Company also cannot assure that it would be able to meet any such additional conditions, that the Company will be granted any extension of time to meet such condition, if necessary, or that the Company’s common stock will remain listed on NASDAQ Global Select Market.

The Company issued a press release on August 14, 2007, disclosing its receipt of this notice from NASDAQ. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release dated August 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

/s/ Dennis P. Byrnes
Dennis P. Byrnes, Senior Vice President

Date: August 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 14, 2007